Exhibit (h)3.1

Russell U.S. Growth

Total Expense Cap

9/1/08 to 2/28/09

Class I Transfer Agency Cap

9/2/08 to 2/28/10

September 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell U.S. Growth Fund* (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis.

Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1, shareholder services, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s or RFSC’s option, continue after the dates stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

*	This letter reflects a new name for the fund that will be effective September 2, 2008.

Russell U.S. TMM&SC

Total Expense Cap

9/1/08 to 2/28/09

September 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Tax-Managed U.S. Mid & Small Cap Fund* (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements except for the waiver of transfer agency fee set forth in another agreement and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

*	This letter reflects a new name for the fund that will be effective September 2, 2008.

Russell Short Duration Bond

Total Expense Cap

9/1//08 to 2/28/09

September 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Short Duration Bond Fund* (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Russell Short Duration Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements except for the waiver of transfer agency fee set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

*	This letter reflects a new name for the fund that will be effective September 2, 2008.

Russell Strategic Bond

Total Expense Cap

10/1/08 to 2/28/10

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Strategic Bond Fund* (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2010, up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.51% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Russell Strategic Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements except for the waiver of transfer agency fees set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2010, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

*	This letter reflects a new name for the fund that will be effective September 2, 2008.

Target Date Funds (10’s)

Advisory, Administrative and TA Waiver

Direct Expense Reimbursement

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Advisory, Administrative and Transfer Agency Fee Waiver and Reimbursement of Certain Direct Expenses of Russell
Investment Company 2010 Strategy, 2020 Strategy Fund, 2030 Strategy and 2040 Strategy Fund (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, its 0.20% advisory fee for the Funds.

Russell Fund Services Company (“RFSC”), as administrator to RIC, agrees to waive, until February 28, 2009, its 0.05% administrative fee for the Funds.

RFSC, as transfer agent to RIC, agrees to waive all transfer agency and service fees to be paid by the Funds until February 28, 2009.

RIMCo then agrees to reimburse the Funds, until February 28, 2009, for all for all expenses paid by the Funds except 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

These waivers and reimbursement (1) supersede any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (5’s)

Advisory, Administrative and TA Waiver

Direct Expense Reimbursement

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Advisory, Administrative and Transfer Agency Fee Waiver and Reimbursement of Certain Direct Expenses of Russell
Investment Company 2015 Strategy, 2025 Strategy Fund, 2035 Strategy and 2045 Strategy, 2050 Strategy and In Retirement
Fund (the “Funds”)

Dear Mark:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until May 1, 2009, its 0.20% advisory fee for the Funds.

Russell Fund Services Company (“RFSC”), as administrator to RIC, agrees to waive, until May 1, 2009, its 0.05% administrative fee for the Funds.

RFSC, as transfer agent to RIC, agrees to waive all transfer agency and service fees to be paid by the Funds until May 1, 2009.

RIMCo then agrees to reimburse the Funds, until May 1, 2009, for all for all expenses paid by the Funds except 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

This Agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after May 1, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Distribution Funds

Total Expense Cap

10/01/08 to 2/28/09

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution
Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares and 2027
Extended Distribution Fund – S Shares (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Funds and to reimburse the Funds, at least through February 28, 2009, the amounts set forth below.

This waiver (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

For purposes of this agreement, “Expenses” does not include extraordinary expenses.

For 2017 Retirement Distribution Fund – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s and Expenses exceed the greater of

(a) 1.33% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 1.33% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

For 2017 Accelerated Distribution Fund – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s Expenses exceed the greater of

(a) 1.24% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 1.24% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

For 2027 Extended Distribution Fund – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s Expenses exceed the greater of

(a) 1.28% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 1.28% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

For 2017 Retirement Distribution Fund – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s Expenses exceed the greater of

(a) 1.15% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 1.15% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For 2017 Accelerated Distribution Fund – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s Expenses exceed the greater of

(a) 0.96% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 0.96% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For 2027 Extended Distribution Fund – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s and Expenses exceed the greater of

(a) 1.00% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the Fund’s Expenses, after the above fee waivers, exceed the greater of

(a) 1.00% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

RIC Target Portfolio Funds

Total Expense Cap

10/1/08 to 2/29/09

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Funds and to reimburse the Funds, at least through February 28, 2009, the amounts set forth below.

This Agreement (1) supersedes any prior waiver or reimbursement arrangements (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

For purposes of this agreement, “Expenses” does not include 12b-1 fees, shareholder services fees or extraordinary expenses.

For the Conservative Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.84% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 0.84% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Moderate Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.95% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 0.95% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Balanced Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.02% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.02% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Growth Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.09% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.09% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Equity Growth Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.16% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.16% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

RIC Tax-Managed Global Equity

Total Expense Cap

10/1/08 to 2/28/09

October 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Tax-Managed Global Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Fund and to reimburse the Fund, at least through February 28, 2009, the amounts set forth below.

This waiver (1) supersedes any prior waiver or reimbursement arrangements except for the waiver of transfer agency fees by Russell Fund Services Company set forth in a separate agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

For purposes of this agreement, “Expenses” does not include 12b-1 fees, shareholder services fees or extraordinary expenses.

For the Russell Tax-Managed Global Equity Fund:

(1) After giving effect to the waiver of transfer agency fees by Russell Fund Services Company, set forth in a separate agreement, RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of a Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.10% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) After giving effect to the waiver of transfer agency fees by Russell Fund Services Company set forth in a separate agreement, RIMCo agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.10% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Post-Merger TA Fee Waivers

September 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 28, 2010, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund* and Class	Amount Waived
BEGINNING SEPTEMBER 1, 2008:
Russell U.S. Core Equity – Class E	0.13%
Russell U.S. Small & Mid Cap – Class E	0.13%
Russell U.S. Quantitative Equity – Class E	0.13%
Russell Investment Grade Bond – Class E	0.13%
Russell Strategic Bond – Class E	0.13%
Russell International Developed Markets – Class E	0.13%
Russell U.S. Core Equity – Class I	0.05%
Russell U.S. Quantitative Equity – Class I	0.05%
Russell Investment Grade Bond – Class I	0.05%
Russell Strategic Bond – Class A,C & S	0.02%
Russell Strategic Bond – Class I	0.05%
Russell International Developed Markets – Class I	0.05%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.08%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.08%
Russell U.S. Growth Fund – Class I	0.05%
BEGINNING OCTOBER 1, 2008:
Russell Money Market Fund – Class A	0.01%
Russell Money Market Fund – Class S	0.12%
Russell Tax-Managed Global Equity – Class C, E & S	0.07%

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 28, 2010, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

*	This letter reflects new names for the funds that will be effective September 2, 2008.